                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                                 July 24, 1995
                         ---------------------------
                                (Date of Report)



                          National City Corporation
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            (Exact name of registrant as specified in its charter)

          Delaware                   1-10074                    34-1111088
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)

 1900 East Ninth Street, Cleveland, Ohio                           44114
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 (Address of principal executive offices)                        (Zip Code)

                                 216-575-2000
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             (Registrant's telephone number, including area code)





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Item 5.   Other Events
          ------------
          On July 24, 1995, the Registrant issued a Press Release announcing that its Board of Directors had elected David A. Daberko president and chief executive officer of Registrant and has announced that Mr. Daberko will succeed Edward B. Brandon as Chairman of the Corporation when Mr. Brandon retires, effective September 30, 1995. Reference is made to the News Release, dated July 24, 1995, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------
          a)     Financial Statements of business acquired:     None.
                 ------------------------------------------
          b)     Pro forma financial information: None.
                 --------------------------------
          c)     Exhibit:
                 --------

                 Exhibit 99.1 Press Release dated July 24, 1995 incorporated herein by reference.





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                                  SIGNATURES
                                  ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 24, 1995                    By  \s\ David L. Zoeller
                                          -----------------------------
                                            David L. Zoeller
                                            Senior Vice President and
                                            General Counsel





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National City Corporation Logo                  National City Corporation
                                                National City Center
                                                Post Office Box 5756
                                                Cleveland, OH 44101-0756
                                                216 575 2000





FOR MORE INFORMATION CONTACT:

                               Mary H. Griffith
                            Senior Vice President
                           Corporate Communications
                                (216) 575-2728

                            FOR IMMEDIATE RELEASE

PHOTOS AVAILABLE
- -----------------

               NATIONAL CITY CORPORATION ANNOUNCES APPOINTMENT
               -----------------------------------------------
                   OF DAVID A. DABERKO AS CHAIRMAN AND CEO
                   ---------------------------------------
                         TO SUCCEED EDWARD B. BRANDON
                         ----------------------------

        CLEVELAND, OHIO--July 24, 1995--The Board of Directors of National City Corporation (NYSE:NCC) has elected David A. Daberko president and chief executive officer, effective immediately, and has announced that Mr. Daberko will succeed Edward B. Brandon as chairman of the Corporation when Mr. Brandon retires, effective September 30.

        Mr. Daberko, 49, has served as president and chief operating officer of the Corporation since October 1993. He will continue to be responsible for the Corporation's banking, investment funding and credit administration groups. William R. Robertson, head of National City's fee businesses and other staff units, will retain his title as deputy chairman and report to Mr. Daberko. Executive Vice President and Chief Financial Officer Robert G. Siefers will also report to Mr. Daberko.

        Mr. Brandon will continue to serve on the Cleveland bank's and the Corporation's Board of Directors as well as the Board of the Federal Reserve Bank of Cleveland.

        Mr. Brandon and Mr. Daberko will discuss this transition in leadership with reporters at a 3:00 p.m. (Eastern Time) teleconference today. Details on how to participate in the teleconference are provided at the end of this release.

        "Under Ed's leadership, National City reclaimed its position as one of the nation's premier banks," Mr. Daberko said. "I am fortunate to begin my tenure with the support of

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the Board of Directors, an excellent management team, employees who are determined to provide the very best in customer service, and a solid customer base. This combination enables National City to continue its outstanding performance and to stay ahead of the competition."

        Currently, Mr. Daberko is leading an effort to sharpen the Corporation's focus on the needs of its customer base and offer existing customers a broader array of financial products and services. In addition, Mr. Daberko plans to improve performance throughout the Corporation, focusing on branch technology and reconfiguration, interstate banking, improved customer service and enhanced investment and corporate finance functions. Mr. Daberko intends to review the Corporation's management and organizational structure over the coming months.

        In addition to his many contributions to National City, Mr. Daberko also demonstrates a deep commitment to the Greater Cleveland community and has worked intently over many years to promote diversity and equal housing and education opportunities. He is a trustee for the American Contemporary Music Center Development Corporation, the Greater Cleveland Council of the Boy Scouts of America, Case Western Reserve University, the Greater Cleveland Roundtable, Hawken School, Neighborhood Progress, the Ohio Foundation of Independent Colleges, University Circle Incorporated and University Hospitals Health System.

        Mr. Daberko began as a management trainee at National City 27 years ago. He rose through the investment and corporate banking ranks to lead the corporate banking group of both National City Bank in Cleveland and National City Corporation. In 1985, he led the assimilation of the former BancOhio National Bank into National City Bank, Columbus. Upon his return to Cleveland in 1987, he was elected deputy chairman of the Corporation and president of National City Bank in Cleveland.

        "We have been planning this transition for some time," Mr. Brandon said. "I have chosen to retire now, just a year short of my 65th birthday, because I truly feel the time is right.

        "National City has prospered and grown through one of the most difficult operating environments ever faced by the financial services industry, and Dave has played a significant part in this achievement," Mr. Brandon
continued.   "We have overcome many challenges,

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executed a number of long-range programs and set a strategic direction for success. I believe that our current strength is an excellent springboard for Dave and the new generation of National City leadership to continue this course and lead the Corporation to its next level of outstanding performance."

        When Mr. Brandon began his tenure as chairman in 1987, National City was a $14 billion banking institution, operating solely within the state of Ohio. Now, the Corporation has $35 billion in assets and operates nearly 650 National City offices in Ohio, Kentucky and Indiana. The employee base has grown from about 9,000 in 1987 to more than 20,000 today.

        Key measures of financial success also highlight Mr. Brandon's leadership:
        * Book value per share crew from $10.69 to $17.54.
        * Market value per share increased from $17 to more than $30.
        * Annual dividend rate per share rose from $.60 to $1.32.
        * Market capitalization increased from $1.4 billion to $4.4 billion.
        * Total return to stockholders was 141 percent, outperforming the Standard & Poor's 500 index return of 115 percent.

        Under Mr. Brandon's leadership, National City completed the highly successful "Vision" cost redesign program, which resulted in annual expense savings of $100 million. National City's banking subsidiaries and member banks adopted a common identity under the "National City" name, and National City banking units were repeatedly cited for their excellent community reinvestment performance.

        Mr. Brandon is a strong community advocate and the recipient of numerous business and civic awards. He is a past chairman of Cleveland Tomorrow, an organization comprising more than 50 CEOs from the region's largest companies and the leading focal point of Cleveland's business community. In addition, Mr. Brandon has been especially active in many capacities at the United Way Services, the Cleveland-area YMCA, John Carroll University, Notre Dame College of Ohio, St. Vincent Charity Hospital and, more recently, The Cleveland Clinic. He will retain corporate board memberships at RPM, Inc., The Standard Products Company and Premier Industrial Corporation.


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Other Board Action
- ------------------
        In other business, the board appointed an additional director, Dr. Bernadine P. Healy, bringing the total number of directors to sixteen. Dr. Healy is the newly appointed dean of the Ohio State University College of Medicine and former head of the National Institutes of Health.


Profile of Dr. Bernadine P. Healy
- ---------------------------------
        Bernadine P. Healy, M.D., former head of the National Institutes of Health (NIH) and a U.S. Senate candidate in 1994, is the new dean of the Ohio State University College of Medicine. Prior to her appointment by President Bush in 1991 to the post at NIH, Dr. Healy, a cardiologist, was head of research at the Cleveland Clinic Foundation from 1985 to 1991. She has also been on the faculty at The Johns Hopkins University School of Medicine.

        Dr. Healy received a bachelor's degree, summa cum laude, from Vassar College in 1965, and a medical degree, cum laude, from Harvard Medical School in 1970.

        Dr. Healy, her husband, Dr. Floyd K. Loop, and their children reside in Gates Mills, Ohio.


Profile of National City Corporation
- -------------------------------------
        National City Corporation is a $35 billion diversified financial services company headquartered in Cleveland, Ohio. National City operates banks and other financial service subsidiaries principally in Ohio, Kentucky and Indiana.

                                    # # #

        Media representatives may participate in today's teleconference by calling 1-800-753-0786 by 2:50 p.m. (Eastern Time). The operator will welcome you to the conference call and connect you in a "listen only" mode as the teleconference begins. You will be given instructions on how to participate in the question and answer session.



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